UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12826	25-1445946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Center Square, Greencastle, Pennsylvania		17225
(Address of principal executive offices)		(Zip Code)

(717) 597-2137

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01. Other Events.

On February 3, 2009, Tower Bancorp, Inc. and Graystone Financial Corp. made a presentation to the board of associates of Tower’s wholly-owned subsidiary, The First National Bank of Greencastle, regarding the previously announced partnership.  The presentation is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01.  Financial Statements and Exhibits

(a)                       Financial Statements and Exhibits

None.

(b)                      Pro Forma Financial Information

None.

(c)                       Shell Company Transactions.

Not applicable.

(d)                     Exhibits.

Exhibit Number	Description
99.1	Board of Associates Presentation

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Dated: February 4, 2008	/s/ Franklin T. Klink, III
Franklin T. Klink, III
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Board of Associates Presentation